                                                        Exhibit 99.9
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  -------------------------------------------------
  CASE NAME: American International Travel, Inc.      ACCRUAL BASIS
  -------------------------------------------------

  -------------------------------------------------
  CASE NUMBER: 400-42149-BJH-11                         02/13/95, RWD, 2/96
  -------------------------------------------------

  -------------------------------------------------
  JUDGE: Barbara J. Houser
  -------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: JANUARY 31, 2002


  IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE
  UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY
  THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING
  REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND
  THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY
  KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND
  COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN
  RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF
  WHICH PREPARER HAS ANY KNOWLEDGE.


  RESPONSIBLE PARTY:

  /s/ Drew Keith                                    Chief Financial Officer
  -----------------------------------           -------------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY              TITLE

  Drew Keith                                        2/20/2002
  -----------------------------------           -------------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                    DATE

  PREPARER:

  /s/ Jessica L. Wilson                             Chief Accounting Officer
  -----------------------------------           -------------------------------
  ORIGINAL SIGNATURE OF PREPARER                       TITLE

  Jessica L. Wilson                                 2/20/2002
  -----------------------------------           -------------------------------
  PRINTED NAME OF PREPARER                             DATE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  -------------------------------------------------
  CASE NAME: American International Travel, Inc.               ACCRUAL BASIS-1
  -------------------------------------------------

  -------------------------------------------------
  CASE NUMBER: 400-42149-BJH-11                         02/13/95, RWD, 2/96
  -------------------------------------------------


  ----------------------------------------------------------------
  COMPARATIVE BALANCE SHEET
  --------------------------------------------------------------------------------------------------------
                                                      SCHEDULE          MONTH         MONTH       MONTH
                                                                  ----------------------------------------
  ASSETS                                               AMOUNT       January 2002
  --------------------------------------------------------------------------------------------------------
  1.   UNRESTRICTED CASH                            $  64,520          $        0        $  0        $  0
  --------------------------------------------------------------------------------------------------------
  2.   RESTRICTED CASH                                                 $        0        $  0        $  0
  --------------------------------------------------------------------------------------------------------
  3.   TOTAL CASH                                   $  64,520          $        0        $  0        $  0
  --------------------------------------------------------------------------------------------------------
  4.   ACCOUNTS RECEIVABLE (NET)                                       $        0        $  0        $  0
  --------------------------------------------------------------------------------------------------------
  5.   INVENTORY                                                       $        0        $  0        $  0
  --------------------------------------------------------------------------------------------------------
  6.   NOTES RECEIVABLE                                                $        0        $  0        $  0
  --------------------------------------------------------------------------------------------------------
  7.   PREPAID EXPENSES                                                $        0        $  0        $  0
  --------------------------------------------------------------------------------------------------------
  8.   OTHER (ATTACH LIST)                                              ($408,064)       $  0        $  0
  --------------------------------------------------------------------------------------------------------
  9.   TOTAL CURRENT ASSETS                         $  64,520           ($408,064)       $  0        $  0
  --------------------------------------------------------------------------------------------------------
  10.  PROPERTY, PLANT & EQUIPMENT                                     $        0        $  0        $  0
  --------------------------------------------------------------------------------------------------------
  11.  LESS: ACCUMULATED
       DEPRECIATION/DEPLETION                                          $        0        $  0        $  0
  --------------------------------------------------------------------------------------------------------
  12.  NET PROPERTY, PLANT &
       EQUIPMENT                                    $       0          $        0        $  0        $  0
  --------------------------------------------------------------------------------------------------------
  13.  DUE FROM INSIDERS                                               $        0        $  0        $  0
  --------------------------------------------------------------------------------------------------------
  14.  OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)                                      $        0        $  0        $  0
  --------------------------------------------------------------------------------------------------------
  15.  OTHER (ATTACH LIST)                                             $        0        $  0        $  0
  --------------------------------------------------------------------------------------------------------
  16.  TOTAL ASSETS                                 $  64,520           ($408,064)       $  0        $  0
  --------------------------------------------------------------------------------------------------------
  POSTPETITION LIABILITIES
  --------------------------------------------------------------------------------------------------------
  17.  ACCOUNTS PAYABLE                                                $        0        $  0        $  0
  --------------------------------------------------------------------------------------------------------
  18.  TAXES PAYABLE                                                   $        0        $  0        $  0
  --------------------------------------------------------------------------------------------------------
  19.  NOTES PAYABLE                                                   $        0        $  0        $  0
  --------------------------------------------------------------------------------------------------------
  20.  PROFESSIONAL FEES                                               $        0        $  0        $  0
  --------------------------------------------------------------------------------------------------------
  21.  SECURED DEBT                                                    $        0        $  0        $  0
  --------------------------------------------------------------------------------------------------------
  22.  OTHER (ATTACH LIST)                                             $        0        $  0        $  0
  --------------------------------------------------------------------------------------------------------
  23.  TOTAL POSTPETITION
       LIABILITIES                                                     $        0        $  0        $  0
  --------------------------------------------------------------------------------------------------------
  PREPETITION LIABILITIES
  --------------------------------------------------------------------------------------------------------
  24.  SECURED DEBT                                                    $        0        $  0        $  0
  --------------------------------------------------------------------------------------------------------
  25.  PRIORITY DEBT                                $  16,503          $        0        $  0        $  0
  --------------------------------------------------------------------------------------------------------
  26.  UNSECURED DEBT                               $ 513,635            ($84,891)       $  0        $  0
  --------------------------------------------------------------------------------------------------------
  27.  OTHER (ATTACH LIST)                                             $        0        $  0        $  0
  --------------------------------------------------------------------------------------------------------
  28.  TOTAL PREPETITION LIABILITIES                $ 530,138            ($84,891)       $  0        $  0
  --------------------------------------------------------------------------------------------------------
  29.  TOTAL LIABILITIES                            $ 530,138            ($84,891)       $  0        $  0
  --------------------------------------------------------------------------------------------------------
  EQUITY
  --------------------------------------------------------------------------------------------------------
  30.  PREPETITION OWNERS' EQUITY                                       ($359,163)       $  0        $  0
  --------------------------------------------------------------------------------------------------------
  31.  POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                                $   35,990        $  0        $  0
  --------------------------------------------------------------------------------------------------------
  32.  DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)
  --------------------------------------------------------------------------------------------------------
  33.  TOTAL EQUITY                                 $       0           ($323,173)       $  0        $  0
  --------------------------------------------------------------------------------------------------------
  34.  TOTAL LIABILITIES &
       OWNERS' EQUITY                               $ 530,138           ($408,064)       $  0        $  0
  --------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  -------------------------------------------------
  CASE NAME: American International Travel, Inc.      ACCRUAL BASIS-2
  -------------------------------------------------

  -------------------------------------------------
  CASE NUMBER: 400-42149-BJH-11                         02/13/95, RWD, 2/96
  -------------------------------------------------

  ---------------------------------------------
  INCOME STATEMENT
  ---------------------------------------------------------------------------------------------------
                                                     MONTH          MONTH       MONTH      QUARTER
                                               -------------------------------------------
  REVENUES                                       January 2002                               TOTAL
  ---------------------------------------------------------------------------------------------------
  1.   GROSS REVENUES                                      $   0       $  0        $  0        $  0
  ---------------------------------------------------------------------------------------------------
  2.   LESS: RETURNS & DISCOUNTS                           $   0       $  0        $  0        $  0
  ---------------------------------------------------------------------------------------------------
  3.   NET REVENUE                                         $   0       $  0        $  0        $  0
  ---------------------------------------------------------------------------------------------------
  COST OF GOODS SOLD
  ---------------------------------------------------------------------------------------------------
  4.   MATERIAL                                            $   0       $  0        $  0        $  0
  ---------------------------------------------------------------------------------------------------
  5.   DIRECT LABOR                                        $   0       $  0        $  0        $  0
  ---------------------------------------------------------------------------------------------------
  6.   DIRECT OVERHEAD                                     $   0       $  0        $  0        $  0
  ---------------------------------------------------------------------------------------------------
  7.   TOTAL COST OF GOODS SOLD                            $   0       $  0        $  0        $  0
  ---------------------------------------------------------------------------------------------------
  8.   GROSS PROFIT                                        $   0       $  0        $  0        $  0
  ---------------------------------------------------------------------------------------------------
  OPERATING EXPENSES
  ---------------------------------------------------------------------------------------------------
  9.   OFFICER/INSIDER COMPENSATION                        $   0       $  0        $  0        $  0
  ---------------------------------------------------------------------------------------------------
  10.  SELLING & MARKETING                                 $   0       $  0        $  0        $  0
  ---------------------------------------------------------------------------------------------------
  11.  GENERAL & ADMINISTRATIVE                            $   0       $  0        $  0        $  0
  ---------------------------------------------------------------------------------------------------
  12.  RENT & LEASE                                        $   0       $  0        $  0        $  0
  ---------------------------------------------------------------------------------------------------
  13.  OTHER (ATTACH LIST)                                 $   0       $  0        $  0        $  0
  ---------------------------------------------------------------------------------------------------
  14.  TOTAL OPERATING EXPENSES                            $   0       $  0        $  0        $  0
  ---------------------------------------------------------------------------------------------------
  15.  INCOME BEFORE NON-OPERATING
       INCOME & EXPENSE                                    $   0       $  0        $  0        $  0
  ---------------------------------------------------------------------------------------------------
  OTHER INCOME & EXPENSES
  ---------------------------------------------------------------------------------------------------
  16.  NON-OPERATING INCOME (ATT. LIST)                    $   0       $  0        $  0        $  0
  ---------------------------------------------------------------------------------------------------
  17.  NON-OPERATING EXPENSE (ATT. LIST)                   $   0       $  0        $  0        $  0
  ---------------------------------------------------------------------------------------------------
  18.  INTEREST EXPENSE                                    $   0       $  0        $  0        $  0
  ---------------------------------------------------------------------------------------------------
  19.  DEPRECIATION/DEPLETION                              $   0       $  0        $  0        $  0
  ---------------------------------------------------------------------------------------------------
  20.  AMORTIZATION                                        $   0       $  0        $  0        $  0
  ---------------------------------------------------------------------------------------------------
  21.  OTHER (ATTACH LIST)                                 $   0       $  0        $  0        $  0
  ---------------------------------------------------------------------------------------------------
  22.  NET OTHER INCOME & EXPENSES                         $   0       $  0        $  0        $  0
  ---------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  ---------------------------------------------------------------------------------------------------
  23.    PROFESSIONAL FEES                                 $   0       $  0        $  0        $  0
  ---------------------------------------------------------------------------------------------------
  24.    U.S. TRUSTEE FEES                                 $   0       $  0        $  0        $  0
  ---------------------------------------------------------------------------------------------------
  25.    OTHER (ATTACH LIST)                               $   0       $  0        $  0        $  0
  ---------------------------------------------------------------------------------------------------
  26.    TOTAL REORGANIZATION EXPENSES                     $   0       $  0        $  0        $  0
  ---------------------------------------------------------------------------------------------------
  27.    INCOME TAX                                        $   0       $  0        $  0        $  0
  ---------------------------------------------------------------------------------------------------
  28.    NET PROFIT (LOSS)                                 $   0       $  0        $  0        $  0
  ---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   -------------------------------------------------
   CASE NAME: American International Travel, Inc.     ACCRUAL BASIS-3
   -------------------------------------------------

   -------------------------------------------------
   CASE  NUMBER: 400-42149-BJH-11                       02/13/95, RWD, 2/96
   -------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------
   CASH RECEIPTS AND                                      MONTH               MONTH               MONTH              QUARTER
                                                  -------------------------------------------------------------
   DISBURSEMENTS                                       January 2002                                                   TOTAL
   ---------------------------------------------------------------------------------------------------------------------------------
   1.     CASH - BEGINNING OF MONTH                                  $0            $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------------------
   RECEIPTS FROM OPERATIONS
   ---------------------------------------------------------------------------------------------------------------------------------
   2.     CASH SALES                                                 $0            $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------------------
   COLLECTION OF ACCOUNTS RECEIVABLE
   ---------------------------------------------------------------------------------------------------------------------------------
   3.     PREPETITION                                                $0            $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------------------
   4.     POSTPETITION                                               $0            $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------------------
   5.     TOTAL OPERATING RECEIPTS                                   $0            $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------------------
   NON - OPERATING RECEIPTS
   ---------------------------------------------------------------------------------------------------------------------------------
   6.     LOANS & ADVANCES (ATTACH LIST)                             $0            $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------------------
   7.     SALE OF ASSETS                                             $0            $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------------------
   8.     OTHER (ATTACH LIST)                                        $0            $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------------------
   9.     TOTAL NON-OPERATING RECEIPTS                               $0            $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------------------
   10.    TOTAL RECEIPTS                                             $0            $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------------------
   11.    TOTAL CASH AVAILABLE                                       $0            $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------------------
   OPERATING DISBURSEMENTS
   ---------------------------------------------------------------------------------------------------------------------------------
   12.    NET PAYROLL                                                $0            $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------------------
   13.    PAYROLL TAXES PAID                                         $0            $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------------------
   14.    SALES, USE & OTHER TAXES PAID                              $0            $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------------------
   15.    SECURED / RENTAL / LEASES                                  $0            $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------------------
   16.    UTILITIES                                                  $0            $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------------------
   17.    INSURANCE                                                  $0            $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------------------
   18.    INVENTORY PURCHASES                                        $0            $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------------------
   19.    VEHICLE EXPENSES                                           $0            $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------------------
   20.    TRAVEL                                                     $0            $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------------------
   21.    ENTERTAINMENT                                              $0            $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------------------
   22.    REPAIRS & MAINTENANCE                                      $0            $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------------------
   23.    SUPPLIES                                                   $0            $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------------------
   24.    ADVERTISING                                                $0            $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------------------
   25.    OTHER (ATTACH LIST)                                        $0            $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------------------
   26.    TOTAL OPERATING DISBURSEMENTS                              $0            $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------------------
   REORGANIZATION EXPENSES
   ---------------------------------------------------------------------------------------------------------------------------------
   27.    PROFESSIONAL FEES                                          $0            $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------------------
   28.    U.S. TRUSTEE FEES                                          $0            $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------------------
   29.    OTHER (ATTACH LIST)                                        $0            $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------------------
   30.    TOTAL REORGANIZATION EXPENSES                              $0            $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------------------
   31.    TOTAL DISBURSEMENTS                                        $0            $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------------------
   32.    NET CASH FLOW                                              $0            $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------------------
   33.    CASH - END OF MONTH                                        $0            $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   -------------------------------------------------
   CASE NAME: American International Travel, Inc.      ACCRUAL BASIS-4
   -------------------------------------------------

   -------------------------------------------------
   CASE NUMBER: 400-42149-BJH-11                        02/13/95, RWD, 2/96
   -------------------------------------------------

   ---------------------------------------------------------------------------------------------------------
                                                SCHEDULE          MONTH              MONTH          MONTH
                                                           -------------------------------------------------
   ACCOUNTS RECEIVABLE AGING                     AMOUNT        January 2002
   ---------------------------------------------------------------------------------------------------------
   1.      0-30                                         $0                 $0             $0             $0
   ---------------------------------------------------------------------------------------------------------
   2.      31-60                                        $0                 $0             $0             $0
   ---------------------------------------------------------------------------------------------------------
   3.      61-90                                        $0                 $0             $0             $0
   ---------------------------------------------------------------------------------------------------------
   4.      91+                                          $0                 $0             $0             $0
   ---------------------------------------------------------------------------------------------------------
   5.      TOTAL ACCOUNTS RECEIVABLE                    $0                 $0             $0             $0
   ---------------------------------------------------------------------------------------------------------
   6.      AMOUNT CONSIDERED UNCOLLECTIBLE              $0                 $0             $0             $0
   ---------------------------------------------------------------------------------------------------------
   7.      ACCOUNTS RECEIVABLE (NET)                    $0                 $0             $0             $0
   ---------------------------------------------------------------------------------------------------------

   --------------------------------------------------

   AGING OF POSTPETITION TAXES AND PAYABLES                               MONTH:   January 2002
                                                                                   -------------------------
   ---------------------------------------------------------------------------------------------------------
                                    0-30          31-60              61-90             91+
   TAXES PAYABLE                    DAYS           DAYS               DAYS             DAYS         TOTAL
   ---------------------------------------------------------------------------------------------------------
   1.      FEDERAL                       $0             $0                 $0             $0             $0
   ---------------------------------------------------------------------------------------------------------
   2.      STATE                         $0             $0                 $0             $0             $0
   ---------------------------------------------------------------------------------------------------------
   3.      LOCAL                         $0             $0                 $0             $0             $0
   ---------------------------------------------------------------------------------------------------------
   4.      OTHER (ATTACH LIST)           $0             $0                 $0             $0             $0
   ---------------------------------------------------------------------------------------------------------
   5.      TOTAL TAXES PAYABLE           $0             $0                 $0             $0             $0
   ---------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------
   6.      ACCOUNTS PAYABLE              $0             $0                 $0             $0             $0
   ---------------------------------------------------------------------------------------------------------

   --------------------------------------------------

   STATUS OF POSTPETITION TAXES                                           MONTH:   January 2002
                                                                                   -------------------------
   ---------------------------------------------------------------------------------------------------------
                                                BEGINNING            AMOUNT                       ENDING
                                                   TAX            WITHHELD AND/       AMOUNT        TAX
   FEDERAL                                      LIABILITY*          OR ACCRUED         PAID      LIABILITY
   ---------------------------------------------------------------------------------------------------------

   1.      WITHHOLDING**                                $0                 $0             $0             $0
   ---------------------------------------------------------------------------------------------------------
   2.      FICA-EMPLOYEE**                              $0                 $0             $0             $0
   ---------------------------------------------------------------------------------------------------------
   3.      FICA-EMPLOYER**                              $0                 $0             $0             $0
   ---------------------------------------------------------------------------------------------------------
   4.      UNEMPLOYMENT                                 $0                 $0             $0             $0
   ---------------------------------------------------------------------------------------------------------
   5.      INCOME                                       $0                 $0             $0             $0
   ---------------------------------------------------------------------------------------------------------
   6.      OTHER (ATTACH LIST)                          $0                 $0             $0             $0
   ---------------------------------------------------------------------------------------------------------
   7.      TOTAL FEDERAL TAXES                          $0                 $0             $0             $0
   ---------------------------------------------------------------------------------------------------------
   STATE AND LOCAL
   ---------------------------------------------------------------------------------------------------------
   8.      WITHHOLDING                                  $0                 $0             $0             $0
   ---------------------------------------------------------------------------------------------------------
   9.      SALES                                        $0                 $0             $0             $0
   ---------------------------------------------------------------------------------------------------------
   10.     EXCISE                                       $0                 $0             $0             $0
   ---------------------------------------------------------------------------------------------------------
   11.     UNEMPLOYMENT                                 $0                 $0             $0             $0
   ---------------------------------------------------------------------------------------------------------
   12.     REAL PROPERTY                                $0                 $0             $0             $0
   ---------------------------------------------------------------------------------------------------------
   13.     PERSONAL PROPERTY                            $0                 $0             $0             $0
   ---------------------------------------------------------------------------------------------------------
   14.     OTHER (ATTACH LIST)                          $0                 $0             $0             $0
   ---------------------------------------------------------------------------------------------------------
   15.     TOTAL STATE & LOCAL                          $0                 $0             $0             $0
   ---------------------------------------------------------------------------------------------------------
   16.     TOTAL TAXES                                  $0                 $0             $0             $0
   ---------------------------------------------------------------------------------------------------------

   * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
   ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   -------------------------------------------------
   CASE NAME: American International Travel, Inc.     ACCRUAL BASIS-5
   -------------------------------------------------

   -------------------------------------------------
   CASE NUMBER:400-42149-BJH-11                         02/13/95, RWD, 2/96
   -------------------------------------------------


   The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                          MONTH:  January 2002
                                                                  --------------------------------------------------------------
   ------------------------------------------------
   BANK RECONCILIATIONS
                                                        Account #1         Account #2         Account #3
   -----------------------------------------------------------------------------------------------------------------------------

   A.          BANK:                                      N/A
   ---------------------------------------------------------------------------------------------------------
   B.          ACCOUNT NUMBER:                                                                                      TOTAL
   ---------------------------------------------------------------------------------------------------------
   C.          PURPOSE (TYPE):
   -----------------------------------------------------------------------------------------------------------------------------
   1.       BALANCE PER BANK STATEMENT                            $0
   -----------------------------------------------------------------------------------------------------------------------------
   2.       ADD: TOTAL DEPOSITS NOT CREDITED                      $0
   -----------------------------------------------------------------------------------------------------------------------------
   3.       SUBTRACT: OUTSTANDING CHECKS                          $0
   -----------------------------------------------------------------------------------------------------------------------------
   4.       OTHER RECONCILING ITEMS                               $0
   -----------------------------------------------------------------------------------------------------------------------------
   5.       MONTH END BALANCE PER BOOKS                           $0                 $0                 $0               $0
   -----------------------------------------------------------------------------------------------------------------------------
   6.       NUMBER OF LAST CHECK WRITTEN
   -----------------------------------------------------------------------------------------------------------------------------

   ------------------------------------------------
   INVESTMENT ACCOUNTS

   -----------------------------------------------------------------------------------------------------------------------------
                                                          DATE OF             TYPE OF            PURCHASE           CURRENT
   BANK, ACCOUNT NAME & NUMBER                            PURCHASE           INSTRUMENT           PRICE              VALUE
   -----------------------------------------------------------------------------------------------------------------------------

   7.       N/A
   -----------------------------------------------------------------------------------------------------------------------------
   8.       N/A
   -----------------------------------------------------------------------------------------------------------------------------
   9.       N/A
   -----------------------------------------------------------------------------------------------------------------------------
   10.      N/A
   -----------------------------------------------------------------------------------------------------------------------------
   11.      TOTAL INVESTMENTS                                                                           $0               $0
   -----------------------------------------------------------------------------------------------------------------------------

   ------------------------------------------------
   CASH

   -----------------------------------------------------------------------------------------------------------------------------

   12.      CURRENCY ON HAND                                                                                             $0
   -----------------------------------------------------------------------------------------------------------------------------
   -----------------------------------------------------------------------------------------------------------------------------
   13.      TOTAL CASH - END OF MONTH                                                                                    $0
   -----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   ------------------------------------------------
   CASE NAME: American International Travel, Inc.     ACCRUAL BASIS-6
   ------------------------------------------------

   ------------------------------------------------
   CASE NUMBER: 400-42149-BJH-11                        02/13/95, RWD, 2/96
   ------------------------------------------------

                                                        MONTH:  January 2002
                                                        ---------------------

   ------------------------------------------------
   PAYMENTS TO INSIDERS AND PROFESSIONALS
   ------------------------------------------------

   OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

   -----------------------------------------------------------------------------
                                    INSIDERS
   -----------------------------------------------------------------------------
                             TYPE OF            AMOUNT         TOTAL PAID
            NAME             PAYMENT             PAID           TO DATE
   -----------------------------------------------------------------------------
   1.   N/A
   -----------------------------------------------------------------------------
   2.   N/A
   -----------------------------------------------------------------------------
   3.   N/A
   -----------------------------------------------------------------------------
   4.   N/A
   -----------------------------------------------------------------------------
   5.   N/A
   -----------------------------------------------------------------------------
   6.   TOTAL PAYMENTS
        TO INSIDERS                                  $0                $0
   -----------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------
                                                      PROFESSIONALS
   -------------------------------------------------------------------------------------------------------------------
                           DATE OF COURT                                                         TOTAL
                         ORDER AUTHORIZING      AMOUNT           AMOUNT        TOTAL PAID       INCURRED
            NAME              PAYMENT          APPROVED           PAID          TO DATE        & UNPAID *
   -------------------------------------------------------------------------------------------------------------------
   1.   N/A
   -------------------------------------------------------------------------------------------------------------------
   2.   N/A
   -------------------------------------------------------------------------------------------------------------------
   3.   N/A
   -------------------------------------------------------------------------------------------------------------------
   4.   N/A
   -------------------------------------------------------------------------------------------------------------------
   5.   N/A
   -------------------------------------------------------------------------------------------------------------------
   6.   TOTAL PAYMENTS
        TO PROFESSIONALS                             $0                $0                $0            $0
   -------------------------------------------------------------------------------------------------------------------

   * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

   -----------------------------------------------------------------------------
   POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
   -----------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
                                               SCHEDULED         AMOUNTS
                                                MONTHLY           PAID            TOTAL
                                                PAYMENTS         DURING           UNPAID
              NAME OF CREDITOR                    DUE            MONTH         POSTPETITION
   --------------------------------------------------------------------------------------------
   1.   N/A
   --------------------------------------------------------------------------------------------
   2.   N/A
   --------------------------------------------------------------------------------------------
   3.   N/A
   --------------------------------------------------------------------------------------------
   4.   N/A
   --------------------------------------------------------------------------------------------
   5.   N/A
   --------------------------------------------------------------------------------------------
   6.   TOTAL                                        $0                $0                $0
   --------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   ------------------------------------------------
   CASE NAME: American International Travel, Inc.    ACCRUAL  BASIS-7
   ------------------------------------------------

   ------------------------------------------------
   CASE NUMBER: 400-42149-BJH-11                        02/13/95, RWD, 2/96
   ------------------------------------------------

                                                       MONTH:  January 2002
                                                             -------------------

   ---------------------
   QUESTIONNAIRE
   ------------------------------------------------------------------------------------------------
                                                                                 YES        NO
   ------------------------------------------------------------------------------------------------
   1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
          THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                              X
   ------------------------------------------------------------------------------------------------
   2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
          OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                        X
   ------------------------------------------------------------------------------------------------
   3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
          LOANS) DUE FROM RELATED PARTIES?                                                  X
   ------------------------------------------------------------------------------------------------
   4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
          THIS REPORTING PERIOD?                                                            X
   ------------------------------------------------------------------------------------------------
   5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
          DEBTOR FROM ANY PARTY?                                                            X
   ------------------------------------------------------------------------------------------------
   6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                      X
   ------------------------------------------------------------------------------------------------
   7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
          PAST DUE?                                                                         X
   ------------------------------------------------------------------------------------------------
   8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                  X
   ------------------------------------------------------------------------------------------------
   9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                        X
   ------------------------------------------------------------------------------------------------
   10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
          DELINQUENT?                                                                       X
   ------------------------------------------------------------------------------------------------
   11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
          REPORTING PERIOD?                                                                 X
   ------------------------------------------------------------------------------------------------
   12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                   X
   ------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   _____________________________________________________________________________

   _____________________________________________________________________________


   ---------------------
   INSURANCE
   ------------------------------------------------------------------------------------------------
                                                                                 YES        NO
   ------------------------------------------------------------------------------------------------
   1.     ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
          NECESSARY INSURANCE COVERAGES IN EFFECT?                                X
   ------------------------------------------------------------------------------------------------
   2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                  X
   ------------------------------------------------------------------------------------------------
   3.     PLEASE ITEMIZE POLICIES BELOW.
   ------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   _____________________________________________________________________________

   _____________________________________________________________________________


   ------------------------------------------------------------------------------------------------
                                        INSTALLMENT PAYMENTS
   ------------------------------------------------------------------------------------------------
            TYPE OF                                                                PAYMENT AMOUNT
            POLICY                   CARRIER                PERIOD COVERED           & FREQUENCY
   ------------------------------------------------------------------------------------------------
          Please see Case # 00-42141-BJH-11
   ------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    ----------------------------------------------------
    CASE NAME: American International Travel, Inc.      FOOTNOTES SUPPLEMENT
    ----------------------------------------------------

    ----------------------------------------------------
    CASE NUMBER: 400-42149-BJH-11                           ACCRUAL BASIS
    ----------------------------------------------------

                                                  MONTH:      January 2002
                                                        --------------------

    ---------------------------------------------------------------------------------------------------------------
     ACCRUAL BASIS            LINE
      FORM NUMBER            NUMBER                              FOOTNOTE / EXPLANATION
    ---------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------
              6                                All Professional fees related to the Reorganization of the
    ---------------------------------------------------------------------------------------------------------------
                                                 Company are disbursed out of Kitty Hawk, Inc. (Parent
    ---------------------------------------------------------------------------------------------------------------
                                                 Company). Refer to Case # 400-42141
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------
              7                                All insurance plans related to the Company are carried
    ---------------------------------------------------------------------------------------------------------------
                                                 at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    ---------------------------------------------------------------------------------------------------------------
                                                 400-42141.
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------
              General                          This operation closed in May of 2000. Costs incurred to date
    ---------------------------------------------------------------------------------------------------------------
                                                 consist of costs associated with shut down
    ---------------------------------------------------------------------------------------------------------------
                                                  procedures as well as wrapping up final billings.
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------
              3                28              All payments are made by Kitty Hawk, Inc. (Case #400-42141)
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------


    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CASE NAME: American International Travel, Inc.

CASE NUMBER: 400-42149-BJH-11

Details of Other Items

ACCRUAL BASIS-1                                           January 2002


8.    OTHER (ATTACH LIST)                               (408,064) Reported
                                                  --------------
           Intercompany Receivable                      (408,064)
                                                  --------------
                                                        (408,064) Detail
                                                  --------------
                                                             -    Difference